SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 21, 2003
                        (Date of earliest event reported)

                           Netsmart Technologies, Inc.

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(Exact name of registrant as specified in its charter)


 Delaware                   02-21177                             13-3680154
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 (State or other           (Commission                        (IRS Employer
 jurisdiction of           File Number)                       Identification
 incorporation)                                                 Number)


 146 Nassau Avenue, Islip, New York                              11751
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(Address of principal executive offices)                       (Zip Code)



                                 (631) 968-2000

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               (Registrant's telephone number including area code)


                                       N/A

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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

Exhibits
--------

99.1 Press release dated October 20, 2003, issued by Netsmart Technologies, Inc. ("Registrant").


Item. 9.   Regulation FD Disclosure

        The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

        On October 20, 2003, the Registrant issued a press release announcing the Registrant's financial results for the third quarter ended September 30, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

        The information in this Form 8-K is being furnished under Item 9 and
Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Netsmart Technologies, Inc.

                                     By: /s/ James L. Conway
                                         ------------------------
                                         James L. Conway
                                         Chief Executive Officer

Date:  October 21, 2003